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                                                                   EXHIBIT 23.6


                 CONSENT OF INDEPENDENT REGULATORY CONSULTANT


       We consent to the use of our name under the caption "Experts" in the Prospectus, which constitutes a part of the Registration Statement for the Common Stock of SpectRx, Inc. on Form S-1.

MEDICAL DEVICE CONSULTANTS, INC.

By:/s/ James R. Veale, V.P.
   -----------------------

February 25, 1997.